Securities and Exchange Commission
                     Washington, DC  20549

                            FORM 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
           PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                SECURITIES EXCHANGE ACT OF 1934

              PARAGON POLARIS STRATEGIES.COM, INC.
     (Exact Name of registrant as Specified in its Charter)

   NEVADA                                    76- 0609444
(State of Incorporation or Organization) (IRS Employee Identification No.)

3215 Mathers Avenue, West Vancouver, British Columbia  V7V 2K6,
Canada__________
(Address of principal Executive Offices)             (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box.

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. x

     Securities Act registration statement file number to which this form relates: 333-44882

     Securities to be registered pursuant to Section 12(b) of the
Act:

     None

     Securities to be registered pursuant to Section 12(g) of the
Act:


         Common Stock ($0.001 par value)
(Title of Class)


Page 1 of  2



         INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.  Description of Registrant's Securities to be Registered.

     Furnish the information required by Item 202 of Regulation S-K or Item 202 of Regulation S-B.


(This description is contained in Registrant?s  Registration
Statement on Form SB-2 as declared effective by the Securities and Exchange Commission on September 14, 2001 [SEC File Number
333-44882].)


ITEM 2.  Exhibits.

     List below all exhibits filed as part of the registration statement.

(These exhibits are contained in Registrant?s  Registration
Statement on Form SB-2 as declared effective by the Securities and Exchange Commission on September 14, 2001 [SEC File Number
333-44882].)


                           SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Paragon Polaris
Strategies.com, Inc.
                                              (Registrant)

/S/ Robert Foo_________
Date:     September 17, 2001
By:  Robert Foo, President



2 of 2